SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K\A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) JANUARY 19, 1998

                            INDUSTRIAL HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

      TEXAS                                                    76-0289495
(State of other jurisdiction       1-9580           (IRS Employer Identification
of incorporation)           (Commission File Number)         No.)

                  7135 ARDMORE HOUSTON, TEXAS 77054
              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code   (713) 747-1025

(Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS

         (a)   EXTENSION OF EXPIRATION DATE FOR CLASS C REDEEMABLE WARRANTS.

               On January 19, 1998, Industrial Holdings, Inc. (the "Company") completed its incentive offer (the "Offer") to the holders of its outstanding Class B Redeemable Common Stock Purchase Warrants ("Class B Warrants") whereby a Class B Warrantholder who paid $10.00 per Class B Warrant received one share of Common Stock, one Class C Redeemable Common Stock Purchase Warrant ("Class C Warrant") and one Class D Redeemable Common Stock Purchase Warrant ("Class D Warrant"). Additionally, upon the completion of the Offer, the expiration date of the currently outstanding Class C Warrants was extended to January 14, 2000.

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                                    EXHIBITS

99.1     Letter to Class C Warrantholders Regarding Extension of Expiration Date

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.

                                 INDUSTRIAL HOLDINGS, INC.

                                 By: /S/CHRISTINE A. SMITH
                                     VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

Date: February 11, 1998


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                                       INDEX TO EXHIBITS

        99.1 Letter to Class C Warrantholders Regarding Extension of Expiration Date Ex-1


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